Prospectus Supplement	November 20, 2009

PUTNAM VT SMALL CAP VALUE FUND Prospectuses dated April 30, 2009

The section Who oversees and manages the funds? is supplemented to reflect that Eric Harthun is now the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund's portfolio. Mr. Harthun’s title, length of service with the fund and business experience during the past five years are set forth in the prospectuses.

HV-6450

259331	11/09

PUTNAM INVESTMENTS